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                                Exhibit 10 (www)
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                  COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
                                  IN REGARD TO
                   CONTRACTS, LICENSES, PERMITS, AGREEMENTS,
                            WARRANTIES AND APPROVALS

--------------------------------------------------------------------------------

     THIS ASSIGNMENT, made this 30th day of July, 1997 by COPLEY PLACE ASSOCIATES LLC, a Delaware limited liability company, with a principal address c/o Overseas Partners Capital Corp., 115 Perimeter Center Place, Suite 940, Atlanta, Georgia 30346 (hereinafter referred to as "Assignor") to METROPOLITAN LIFE INSURANCE COMPANY, as agent for the Holders (as defined in the Notes, hereinafter defined) of the Notes, (hereinafter referred to as "Assignee"), a New York corporation with its principal office at One Madison Avenue, New York, New York 10010.

                              W I T N E S S E T H:
                              --------------------

     THAT Assignor, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, does hereby grant, transfer and assign to Assignee for and in respect of the property described in Exhibit "A" attached hereto and made a part hereof and the improvements thereon (the "Property") a security interest in and also hereby assigns, transfers and sets over to Assignee (to the extent assignable as to governmental permits) all of Assignor's right title and interest in and to all contracts, licenses, permits, agreements, warranties and approvals now owned or hereafter acquired by Assignor (such contracts, licenses, permits, agreements, warranties and approvals, as are now so owned or hereafter acquired are referred to herein as the "Contracts"). For the purposes of this instrument, the term "Contracts" shall include, without limitation, all of Assignor's right, title and interest in and to the Management Agreements (as defined in the Mortgage referred to in paragraph (b) below).

     The following sets forth the obligations and instruments secured by this Collateral Assignment and Security Agreement:


     (a) Payment of Assignor's and Urban Investment and Development Co.'s ("UIDC") debt (the "Loan") to Assignee in the original principal sum of ONE HUNDRED NINETY-FIVE MILLION and 00/100 Dollars ($195,000,000.00) (the "Loan Amount") evidenced by a certain Class A Promissory Note in the original principal amount of $95,000,000.00, made by Assignor and UIDC to Metropolitan Life Insurance Company, of even date herewith ("Class A Note") and a certain Class B Promissory Note in the original principal amount of $95,000,000.00, made by Assignor and UIDC to Metropolitan Life Insurance Company, of even date herewith ("Class B Note") (the Class A Note and the Class B Note being hereinafter referred to collectively as the "Notes");

     (b) Payment and performance of all liabilities and obligations of Assignor and UIDC to Assignee under that certain Leasehold Mortgage, Security Agreement
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          and Fixture Financing Statement (the "Mortgage") which, among other things, secures the Notes and is of even date herewith;

     (c) Payment and performance of all liabilities and obligations of Assignor and/or UIDC to Assignee under the terms of any other document or instrument now or hereafter executed or delivered in connection with the Loan; and

     (d) Performance of all conditions and obligations contained in this Assignment.


     The aforesaid obligations, agreements and instruments shall be collectively referred to herein as the "Secured Obligations and Instruments".

This Assignment is made and accepted upon the following terms and conditions:

     1. Assignor hereby agrees (i) to perform in a timely manner in all material respects all its obligations, covenants, conditions and agreements under the Contracts and (ii) to use all reasonable efforts to enforce performance by each other party thereto of each and every obligation, covenant, condition and agreement to be performed by such other party under the Contracts. Assignor shall not suffer or permit any default on its part to exist under the Secured Obligations and Instruments to continue beyond applicable cure periods, if any (such a default which is not cured within applicable cure periods, if any, being referred to herein as a "Default"). So long as no Default shall exist, Assignor shall have all the rights as the holder thereof in and with respect to the Contracts as may be lawfully permitted.

    2. Immediately upon the occurrence of any Default, the right described in the foregoing paragraph 1 hereof shall cease and terminate (subject to the provisions of Section 3.13 of the Mortgage and the Estoppel and Subordination Agreements of even date herewith ("E.S.A.'s") with respect to the Management Agreements), and in such event Assignee is hereby expressly and irrevocably authorized, but not required, to exercise every right, option, power or authority inuring to Assignor under any one or more of the Contracts as fully as Assignor could itself.

     Further, and without limitation of the foregoing remedies, upon the occurrence of any Default, Assignee shall have the rights and remedies of a secured party under the Uniform Commercial Code, as enacted in the Commonwealth of Massachusetts, for each and every Contract, in addition to the rights and remedies otherwise provided for by law or in equity or in any other agreement between the parties or under any guaranty of Assignor's obligations, including without limitation, all rights and remedies. Assignee shall give Assignor 10 days' prior written notice of the time and place of any public sale of any such Contract or the time after which any private sale or any other intended disposition is to be made. After deducting all expenses incurred in connection with the enforcement of its rights hereunder, Assignee shall cause the proceeds of the Contracts to be applied to the payment of principal or interest on Assignor's indebtedness to Assignee in such order as Assignee may determine, and Assignor shall remain liable for any deficiency.
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     3.  Assignor hereby irrevocably directs the grantor or licensor of or the contracting party to any such Contract to the extent not prohibited by such Contract and under any recognition or other agreement, if any, executed by such grantor, licensor or contracting party, upon demand of Assignee and after notice from Assignee of Assignor's Default (but subject to Section 3.13 of the Mortgage and the E.S.A.'s), to recognize and accept Assignee as the holder of such Contract for any and all purposes as fully as it would recognize and accept Assignor and the performance of Assignor thereunder, without any obligation on the part of any such grantor, licensor or contracting party to determine whether a Default has in fact occurred.

     4. Assignor hereby agrees to indemnify and hold Assignee harmless against and from all liability, loss, damage (excluding consequential damages) and reasonable expenses, including reasonable attorneys' fees, which it may or shall incur by reason of this Assignment, or by reason of any action taken in good faith by Assignee in the exercise of its rights hereunder, and against and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants and conditions contained in the Contracts. Should Assignee incur any such liability, loss, damage or expense (other than that which results from Assignee's or its agent's gross negligence or its willful disregard of its obligations hereunder), the amount thereof, together with interest thereon at the Default Rate of interest under the Notes, shall be payable by Assignor to Assignee immediately upon demand, or, at the option of Assignee, Assignee may reimburse itself therefor out of any receipts, rents, income or profits of the Property collected by Assignee before the application of such receipts, rents, income or profits to any other obligation of Assignor hereunder or under the Secured Obligations and Instruments.

     5. Nothing contained herein shall operate or be construed to obligate Assignee to perform any of the terms, covenants or conditions contained in the Contracts or otherwise to impose any obligation upon Assignee with respect to the Contracts prior to written notice by Assignee to Assignor of Assignee's election to assume Assignor's obligations under one or more of the Contracts. Prior to said election this Assignment shall not operate to place upon Assignee any responsibility for the operation, control, care, management or repair of the Property or for the payment, performance or observance of any obligation, requirement or condition under any such Contract pursuant to the terms hereof or under any agreement in respect to any such Contract, and the execution of this Assignment by Assignor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Property as well as the payment, performance or observance of any obligation, requirement or condition under the Contracts is and shall be that of Assignor, prior to such election.

     6. Assignor represents and warrants to Assignee that (i) it lawfully holds the rights and interests of Assignor in the Contracts, (ii) it has the right to assign to Assignee its interest under each said Contract, as of the date hereof, (iii) it has received all necessary consents and approvals to such assignment and has not sold, assigned, transferred, mortgaged or pledged any such right or interest under the Contracts to any person other than Assignee that will not
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be released on the funding of the Loan, and (iv) it is not in default of any of its obligations under the Contract which exist as of the date of execution hereof and is not aware of any defaults of any other parties of any of their obligations under such Contracts. Assignor shall not, without the prior written consent of Assignee, sell, assign, transfer, mortgage or pledge any Contract or any such right or interest under any Contract.

     7. Assignor agrees to execute and deliver to Assignee, at any time or times during which this Assignment shall be in effect, such further instruments as Assignee reasonably may deem necessary to make effective this Assignment, the security interest created hereby and the several covenants of Assignor herein contained. To evidence such security interest, at the request of Assignee, Assignor shall, in a form satisfactory to Assignee, join with Assignee in executing one or more financing statements, and any continuation thereof, pursuant to the provisions of the Uniform Commercial Code as enacted in Massachusetts, and shall pay the cost for filing thereof. Further, promptly upon any Contract coming into existence after the date hereof, Assignor agrees to deliver a copy thereof to Assignee, together with any consent or recognition agreement related thereto which Assignee may require.

     8. Failure of Assignee to avail itself of any of the terms, covenants and conditions of this Assignment for any period of time or at any time or times, shall not be construed or deemed to be a waiver of any of its rights hereunder. The rights and remedies of Assignee under this instrument are cumulative and are not in lieu of but are in addition to any other rights and remedies which Assignee shall have under or by virtue of the Secured Obligations and Instruments. The rights and remedies of Assignee hereunder may be exercised from time to time and as often as such exercise is deemed expedient by Assignee.

     9. Assignee shall have the right to assign to any subsequent holder of any of the Secured Obligations and Instruments or to any person acquiring title to the Property, the Contracts and all the right, title, interest, power and authority of Assignor in, under and by virtue of the Contracts hereby or hereafter assigned, subject, however, to the provisions of this Assignment, the Contracts and any agreement collateral thereto.

    10. Upon full payment of the Secured Obligations, this Assignment shall terminate and, in that event, upon the request of Assignor, Assignee covenants to execute and deliver to Assignor instruments effective to evidence the termination of this Assignment and the reassignment to Assignor of the Contracts and the rights, title, interest, power and authority assigned herein; provided, however, that, as to Assignor, any affidavit, certificate or other written statement of any officer of Assignee, stating that any part of said indebtedness remains unpaid, shall be and constitute conclusive evidence of the then validity, effectiveness and continuing force of this Assignment and any person, firm or corporation receiving any such affidavit, certificate or statement may, and is hereby authorized to, rely thereon.

    11.  Assignor agrees to provide Assignee with copies of any and all notices
(i) received by Assignor which allege, either directly or indirectly, that Assignor is delinquent or deficient in the performance of the terms of any obligation of Assignor under any Contract, promptly after receipt thereof and (ii) sent by Assignor which allege, either directly or
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indirectly, that any other party to a Contract is in breach of any of its obligations thereunder, promptly after transmittal thereof. Upon receipt of any notice described in (i) above, whether or not a Default shall have occurred, upon 10 business days advance written notice (unless an emergency situation requires more immediate action, in which case no prior notice need be given), Assignee may elect, but shall not be obligated to, cure any such alleged delinquency or deficiency by Assignor, and to treat all sums expended in connection therewith as amounts advanced under the Notes and secured by the Mortgage and the Assignment of Lessor's Interest in Leases executed and delivered by Assignor in connection therewith. Assignor further covenants that, without the prior written consent of Assignee, Assignor will not permit or agree to any cancellation, abridgment, amendment, extension, renewal or modification of any of the terms, covenants and conditions of any Contract, provided that with respect to modifications or amendments, Assignee's consent shall not be reasonably withheld.

    12. No change, amendment, modification, cancellation or discharge hereof, or of any part hereof, shall be valid unless Assignee shall have consented thereto in writing.

    13. In case of any conflict between the terms of this Assignment and the terms of the Mortgage, the terms of the Mortgage shall prevail and be controlling.

    14. Assignor agrees that, notwithstanding any action by Assignee to enforce its rights under any of the Secured Obligations and Instruments, this Assignment shall survive as security for any of the other Secured Obligations and Instruments.

    15. Wherever by the terms of this Assignment notice shall or may properly be given to the parties hereto, the same shall always be sufficient if in writing and given in the manner set forth for the provision of notice under the Mortgage.

    16. The liability of Assignor hereunder shall be subject to the same limitations (and exceptions to such limitations) as apply to Mortgagor under
Section 1.17 of the Mortgage.

    17.  ASSIGNOR HEREBY ACKNOWLEDGES THAT THE TRANSACTION EVIDENCED HEREBY IS
A COMMERCIAL TRANSACTION. ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS (INCLUDING FEDERAL COURTS HAVING JURISDICTION IN THE COMMONWEALTH), AND (II) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. ASSIGNOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO

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ASSIGNOR AT THE ADDRESS SET FORTH ABOVE (OR SUCH DIFFERENT ADDRESS PROVIDED IN
THE MANNER SET FORTH FOR THE GIVING OF NOTICES UNDER THIS INSTRUMENT), AND SERVICE SO MADE SHALL BE COMPLETE UPON RECEIPT OR REFUSAL OF RECEIPT OF THE NOTICE. ASSIGNOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY JURISDICTION AND IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OBLIGATIONS, THE OTHER LOAN DOCUMENTS, OR ANY CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN ASSIGNOR AND ASSIGNEE. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY ASSIGNOR OR ASSIGNEE, AND DELIVERED TO ASSIGNEE OR ASSIGNOR, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENT SHALL CONTAIN A WAIVER OF JURY TRIAL. ASSIGNOR FURTHER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

    18. THIS ASSIGNMENT shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, to the maximum extent permissible according to law.

    19. THIS ASSIGNMENT, together with the covenants and warranties herein contained, shall inure to the benefit of Assignee and any subsequent Assignee of any of the Notes and/or the Mortgage and shall be binding upon Assignor, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

    20. The provisions of Section 1.17 of the Mortgage are incorporated herein by reference as if set forth in full and shall be fully applicable to this Agreement.

    21. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument.
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IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed by its duly authorized representatives as of the day and year first written above.


WITNESS/ATTEST:                       ASSIGNOR:

                                      COPLEY PLACE ASSOCIATES, LLC
                                      a Delaware limited liability company

/s/ Marcia M. Miller                  By:   Overseas Partners Capital Corp.,
--------------------                        Its managing member

                                            By:   /s/ Bruce M. Barone
                                                  --------------------
                                                  Its President
                                                  Hereunto duly authorized


/s/ Stephanie C. Silvers              By:   JMB Realty Corporation
------------------------                    an  Illinois corporation, its member

                                            By:   /s/ Elizabeth Kogen
                                                  --------------------
                                                  Its Vice President
                                                  Hereunto duly authorized
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                              ACKNOWLEDGEMENT PAGE
                              --------------------



STATE OF Georgia             )
                             ) SS:
COUNTY OF Dekalb             )                             July 30, 1997



          Then personally appeared before me, the above name Bruce M. Barone, President of Overseas Partners Capital Corp., a Delaware corporation, managing member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as the Managing Member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed said limited liability company.


                                    /s/ Eloise R. Kitchens
                                    ----------------------
                                    Notary Public
                                    My Commission Expires: 12/2/2000



STATE OF New York            )
                             ) SS:
COUNTY OF New York           )                             July 30, 1997


          Then personally appeared before me, the above named Elizabeth Kogen, Vice President of JMB Realty Corporation, a Delaware corporation, a member of Copley Place Associates, LLC, a Delaware limited liability company, who executed the foregoing instrument and acknowledged that he executed the foregoing instrument as the free act and deed of said corporation in its capacity as a member of said limited liability company pursuant to proper authorization of the members of such limited liability company, and as the free act and deed of said limited liability company.


                                    /s/ Lily H. Lee
                                    ---------------
                                    Notary Public
                                    My Commission Expires: June 13, 1998
                                    LILY H. LEE
                                    Notary Public, State of Now York
                                    No.30-4934013
                                    Qualified in Nassau County Certificate filed
                                    in New York County.
                                    Commission Expires June 13, 1998